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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Commission file number 1-12753



DATE OF REPORT                                                June 26, 2003
(Date of earliest event reported)                             June 26, 2003




                           Fidelity Bancorp, Inc.
          (Exact name of registrant as specified in its charter)


                 Delaware                             36-3915246
         (State of Incorporation)          (I.R.S. Employer Identification No.)

                       5455 W. Belmont, Chicago, Illinois,  60641
                        (Address of principal executive offices)


                                   (773) 736-4414
                 (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 26, 2003, Fidelity Bancorp, Inc. issued an earnings release announcing a declaration of a special dividend to stockholders. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

                99.1  Press Release dated June 26, 2003.










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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY BANCORP, INC.




Dated: June 26, 2003                     By:/s/ RAYMOND S. STOLARCZYK
                                             ____________________________

                                             Raymond S. Stolarczyk
                                             Chairman and
                                             Chief Executive Officer